UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

HF ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HFEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 30, 2020, HF Enterprises Inc. (the “Company”) exercised warrants held by the Company to purchase 220,000,000 shares of Alset International Limited at an exercise price of S$.04 per share (the “Warrant Exercise”). The total consideration paid for this exercise was S$8,800,000 (Singapore Dollars), equal to approximately U.S. $6,643,727 as of December 30, 2020.

Prior to this Warrant Exercise, the Company owned approximately 51.0% of Alset International Limited. Following the Warrant Exercise, the Company now owns approximately 57.1% of Alset International Limited.

Mr. Chan Heng Fai is both Chairman of the Board and the Chief Executive Officer of the Company and the Chairman and Chief Executive Officer of its subsidiary Alset International Limited, as well as a significant shareholder of both the Company and Alset International Limited. Following the Warrant Exercise, Mr. Chan owns 183,989,200 shares of Alset International Limited (both directly and through an entity); this represents approximately 10.4% of the outstanding shares of Alset International Limited. In addition, Mr. Chan holds warrants to purchase 1,576,925,000 shares of Alset International Limited and options to purchase 1,061,333 shares. Document Security Systems, Inc., a company that the Company has a significant ownership position in, also owns 127,179,311 shares of Alset International Limited; following the Warrant Exercise, this represents approximately 7.2% of the outstanding shares of Alset International Limited.

Accordingly, Mr. Chan recused himself from any deliberation or vote regarding any potential exercise of warrants to purchase shares of Alset International Limited. The Audit Committee of the Company’s Board of Directors reviewed, approved and determined that it is advisable and in the best interests of the Company to complete the Warrant Exercise as described above.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

HF ENTERPRISES INC.

Date: December 31, 2020	By:	/s/ Rongguo Wei
Rongguo Wei
Co-Chief Financial Officer